================================================================================

--------------------------------------------------------------------------------
                              A NEW WAY TO INVEST
--------------------------------------------------------------------------------
                             THE HUMANE EQUITY FUND
--------------------------------------------------------------------------------
                          IN HARMONY WITH YOUR VALUES
--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2000

                               [GRAPHIC OMITTED]

                          THE HUMANE EQUITY FUND [LOGO]
                           -------------------------
                           ANIMAL FRIENDLY INVESTING
                           -------------------------

                           -------------------------
                               THE HUMANE SOCIETY
                           -------------------------
                              OF THE UNITED STATES

--------------------------------------------------------------------------------

                            THE HUMANE EQUITY FUND...
                           INVESTING WITH YOUR VALUES

You don't have to sacrifice your values when you choose your investments. The Humane Equity Fund seeks to invest in companies that believe sensitivity to animal interests makes good business sense. These are forward-looking companies with an eye on future generations. They believe that creating sustainable growth and respecting living things is a smart, long-term business strategy.

The cornerstone of The Humane Equity Fund is its policy of avoiding investing in companies that directly harm animals and their habitats. The Fund is designed to combine both financial and animal friendly criteria in all of its investment decisions.

The Fund follows a screening process founded upon the humane treatment of animals as defined by The Humane Society of the United States.

                           THANK YOU FOR INVESTING IN
                             THE HUMANE EQUITY FUND.

Distributor CFBDS, Inc., NASD Member. The Humane Society of the United States is not affiliated with CFBDS, Inc.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PAUL G.
IRWIN
President
The Humane Society
of the United States

Dear Shareholder:

It is a great pleasure for The Humane Society of the United States ("The HSUS") to serve as a consultant to The Humane Equity Fund ("Fund"), and I am also pleased to serve as a director of the Fund. We believe this Fund provides an opportunity for indivi duals to invest for their future and from their hearts.

We are especially gratified to be working with Salomon Brothers Asset Management Inc, a company with experience in and a commitment to socially aware investing, and with the Fund's manager Charles P. Graves, a professional with more than 15 years' investment experience.

As the nation's largest animal protection organization, our mission is to promote the protection of all animals, and to create understanding and compassion for all who share our world.

This animal-friendly mutual fund clearly mirrors the ethics of The HSUS. As a consultant to the Fund, we will receive a fee once the Fund's assets reach $50 million. But we support The Humane Equity Fund to the extent that we have allocated a portion of our liquid assets to this new financial vehicle, as have I personally. On behalf of everyone here at The HSUS, I thank you too, for your support for and investment in the Fund.

Sincerely,


/s/ Paul G. Irwin

Paul G. Irwin
President

The Humane Society of the United States and Director of the Humane Equity Fund

April 25, 2000

[PHOTO OMITTED]

PAUL G.
IRWIN

President
The Humane Society
of the United States


--------------------------------------------------------------------------------
The Humane Equity Fund

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

HEATH B. MCLENDON
Chairman

[PHOTO OMITTED]

CHARLES P. GRAVES III, CFA
Executive
Vice President

Dear Shareholder:

We are pleased to provide the first report of The Humane Equity Fund ("Fund") for the period since inception, February 2, 2000, through March 31, 2000. We hope that with your continued support, we can continue to build a fund that looks to provide competitive returns while promoting the principles of The Humane Society of the United States ("The HSUS").

In this report, we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. Any discussion of the Fund's holdings is as of March 31, 2000. Please refer to pages four and five for a list of the Fund's holdings. We hope you find this report to be useful and informative.

Performance Update

The Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies. (Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.)

For the period February 2, 2000 through March 31, 2000, the Fund returned 5.90%(1). In comparison, the Standard & Poor's 500 Index ("S&P 500")(2) returned 6.57% for the same time period.

The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization, looking for investments with capital appreciation potential. We utilize the style of stock selection commonly known as "growth at a reasonable price," investing in a combination of growth and value stocks with the common characteristic being good, timely investment opportunity based on a company's earnings growth, dividend and risk characteristics.

Additionally, we avoid investing in companies that directly harm animals and their habitats by screening all potential investments using guidelines established in conjunction with The HSUS. These guidelines include:

o     No investment in pharmaceutical companies;

o No investment in cosmetics companies if there is a question about such companies' use of animal testing;

o No investment in companies that use animals in an end product, e.g., meat-packing companies; and

o No investment in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment.

Because we use animal friendly criteria as a component of our selection process, the Fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the Fund's investment performance to be better or worse than funds with similar investment objectives that do not have the Fund's screening policies.

----------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

Portfolio and Market Update

The first quarter of the new millennium was characterized by record market volatility, especially in the technology sector, as measured by the performance of the NASDAQ Composite Index(3) which experienced four declines of 10% or more, rebounding each time. Yet, despite the record valuations assigned to many technology stocks, we found that the overall stock market was, in our opinion, fairly priced with solid fundamentals.

Even with higher market volatility and rising interest rates, we think the strength of the U.S. economy should continue, supported by positive corporate earnings and good underlying demographic trends.

During the period, The Humane Equity Fund was overweighted in the consumer cyclical, transportation and financial services sectors in relation to the S&P 500, as we believe these sectors represent compelling investment opportunities. In addition, the Fund holds a position in Avon Products, Inc., the personal product manufacturer and marketer that pledged in 1989 not to test their products on animals.

Although past performance is no guarantee of future results and the period covered by this report is short-term, we are pleased to report that the Fund's investments have performed competitively during the period. Also, due to the Fund's selective screening process, the Fund will never directly mirror the S&P
500. However, we are confident that we have identified companies that can offer long-term growth of capital.

Market Outlook

We anticipate a continuation of solid economic growth with only a modest upward bias toward inflation. We expect the U.S. economy should remain relatively stable for the remainder of 2000, as low unemployment and strong consumer confidence will likely support demand. Additionally, we think that the Federal Reserve Board ("Fed") has engineered a good balance between strong economic growth and an acceptable rate of inflation. In fact, we are confident that the Fed's tightening monetary policy may be sufficient to slow the U.S. economy without triggering higher inflation. We also believe that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible, due to technological advances.

In closing, we look forward to continuing to help you invest in harmony with your values in the new century.

Sincerely,


/s/ Heath B. McLendon  /s/ Charles P. Graves III, CFA

Heath B. McLendon      Charles P. Graves III, CFA
Chairman               Executive
                       Vice President

April 25, 2000

----------
(3) The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         3

--------------------------------------------------------------------------------
Schedule of Investemnts (unaudited)                               March 31, 2000
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                 VALUE
================================================================================
COMMON STOCK--87.8%

Consumer Durables--2.5%
         4,600     Black & Decker Corp.                               $ 172,788
         2,700     Newell Rubbermaid Inc.                                66,994
--------------------------------------------------------------------------------
                                                                        239,782
--------------------------------------------------------------------------------
Consumer Non-Durables--2.2%
         7,000     Avon Products, Inc.                                  203,438
--------------------------------------------------------------------------------
Consumer Services--4.8%
         3,180     CBS Corp.                                            180,068
         2,600     Convergys Corp.*                                     100,425
         2,900     Infinity Broadcasting Corp.*                          93,888
         2,100     Readers Digest Association, Class A Shares            74,288
--------------------------------------------------------------------------------
                                                                        448,669
--------------------------------------------------------------------------------
Electronic Technology--17.4%
         4,400     Cisco Systems Inc.*                                  340,175
         3,500     Compaq Computer Inc.                                  93,187
         2,000     Dell Computer Corp.*                                 107,875
         1,960     EMC Corp.                                            245,000
         1,500     Intel Corp.                                          197,906
         1,100     International Business Machines Corp.                129,800
           520     Koninklijke Philips Electronics, Inc.                 89,082
           580     Motorola Inc.                                         82,577
         3,700     Solectron Corp.*                                     148,231
         2,300     Sun Microsystems Inc.*                               215,517
--------------------------------------------------------------------------------
                                                                      1,649,350
--------------------------------------------------------------------------------
Finance--15.7%
           780     American International Group Inc.                     85,410
         6,000     Associates First Capital Corp., Class A Shares       128,625
         3,000     Bank of New York Co. Inc.                            124,688
         1,900     The Charles Schwab Corp.                             107,944
         3,500     Chase Manhattan Corp.                                305,156
         3,600     Federal Home Loan Mortgage Corp.                     159,075
         1,600     JP Morgan & Co.                                      210,800
         1,630     Marsh & McLennan Corp.                               179,809
           980     State Street Corp.                                    94,938
         1,700     XL Capital Ltd., Class A Shares                       94,138
--------------------------------------------------------------------------------
                                                                      1,490,583
--------------------------------------------------------------------------------
Industrial Services--2.3%
         2,800     AES Corp.                                            220,500
--------------------------------------------------------------------------------
Non-Energy Minerals--2.4%
         2,100     Alcoa Inc.                                           147,525
         1,600     Nucor Corp.                                           80,000
--------------------------------------------------------------------------------
                                                                        227,525
--------------------------------------------------------------------------------
Process Industries--1.3%
         3,000     Praxair Inc.                                         124,875
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investemnts (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                 VALUE
================================================================================
Producer Manufacturing--5.9%
         6,300     Deere & Co.                                        $ 239,400
         1,800     Ford Motor Co.                                        82,688
         1,800     Illinois Tool Works Inc.                              99,450
         3,100     Pitney Bowes Inc.                                    138,531
--------------------------------------------------------------------------------
                                                                        560,069
--------------------------------------------------------------------------------
Retail Trade--10.3%
         3,000     Best Buy Co. Inc.*                                   258,000
         1,300     Home Depot Inc.                                       83,850
         7,700     Kroger Co.                                           135,231
         3,400     Lowes Cos.                                           198,475
         5,500     Office Depot Inc.*                                    63,594
         7,500     Staples Inc.*                                        150,000
         1,600     Wal-Mart Corp.                                        88,800
--------------------------------------------------------------------------------
                                                                        977,950
--------------------------------------------------------------------------------
Technology Services--9.4%
         2,600     America Online Inc.*                                 174,850
         4,400     Automatic Data Processing, Inc.                      212,300
         2,600     Electronic Data Systems Corp.                        166,888
         1,000     Microchip Technology Inc.*                            65,750
         2,400     Oracle Corp.*                                        187,350
         3,500     Progress Software Corp.*                              82,031
--------------------------------------------------------------------------------
                                                                        889,169
--------------------------------------------------------------------------------
Transportation--5.6%
        16,000     Southwest Airlines Co.                               333,000
         3,100     United Parcel Service Inc.                           195,300
--------------------------------------------------------------------------------
                                                                        528,300
--------------------------------------------------------------------------------
Utilities--8.0%
         2,200     Alltel Corp.                                         138,737
         1,500     AT&T Corp.                                            84,375
         1,900     Enron Corp.                                          142,262
         1,000     Intermedia Communications Inc.*                       48,312
         1,800     MCI Worldcom Inc.*                                    81,562
         1,100     MGC Communications Inc.*                              78,650
         2,900     SBC Communications Inc.                              121,800
           800     Time Warner Inc.*                                     63,600
--------------------------------------------------------------------------------
                                                                        759,298
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost--$7,799,320)                                 8,319,508
================================================================================
   Face
  amount                       SECURITY                                  VALUE
================================================================================
REPURCHASE AGREEMENT--12.2%
    $1,159,000     CS First Boston Corp., 5.850% due 4/3/00;
                   Proceeds at maturity--$1,159,565;
                     (Fully collateralized by U.S. Treasury Notes,
                     4.000% due 10/31/01; Market value--$1,182,359)
                     (Cost--$1,159,000)                               1,159,000
================================================================================
                   TOTAL INVESTMENTS
                   (Cost--$8,958,320**)                              $9,478,508
================================================================================
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Humane Equity Fund                                                         5

--------------------------------------------------------------------------------
Statement of Assets and Liablilies (unaudited)                    March 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $7,799,320)                         $8,319,508
   Repurchase agreement, at value (Cost-- $1,159,000)                 1,159,000
   Cash                                                                     550
   Receivable from investment advisor                                    30,182
   Dividends and interest receivable                                      5,566
--------------------------------------------------------------------------------
   Total Assets                                                       9,514,806
--------------------------------------------------------------------------------
LIABILITIES:
   Distribution fees payable                                              3,388
   Administration fees payable                                              758
   Accrued expenses                                                       9,147
--------------------------------------------------------------------------------
   Total Liabilities                                                     13,293
--------------------------------------------------------------------------------
Total Net Assets                                                     $9,501,513
================================================================================
NET ASSETS:
   Par value of capital shares                                       $      897
   Capital paid in excess of par value                                8,965,987
   Accumulated net investment income                                     14,441
   Net unrealized appreciation on investments                           520,188
--------------------------------------------------------------------------------
Total Net Assets                                                     $9,501,513
================================================================================
Shares Outstanding                                                      897,079
--------------------------------------------------------------------------------
Net Asset Value                                                          $10.59
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)      For the Period Ended March 31, 2000 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                            $ 22,593
   Dividends                                                             11,499
--------------------------------------------------------------------------------
   Total Investment Income                                               34,092
--------------------------------------------------------------------------------
EXPENSES:
   Shareholder and system servicing fees                                 17,400
   Shareholder communications                                            15,000
   Investment advisory fees (Note 2)                                      8,809
   Audit fees                                                             5,000
   Distribution fees (Note 2)                                             3,388
   Registration fees                                                      2,290
   Directors' fees                                                        2,000
   Administration fees (Note 2)                                           1,355
   Custody                                                                  900
   Other                                                                  2,500
--------------------------------------------------------------------------------
   Total Expenses                                                        58,642
   Less: Management fee waiver (Note 2)                                 (38,991)
--------------------------------------------------------------------------------
   Net Expenses                                                          19,651
--------------------------------------------------------------------------------
Net Investment Income                                                    14,441
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (note 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                     --
     Cost of securities sold                                                 --
--------------------------------------------------------------------------------
   Net Realized Gain                                                         --
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                     --
     End of period                                                      520,188
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              520,188
--------------------------------------------------------------------------------
Net Gain on Investments                                                 520,188
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                 $534,629
================================================================================
(a) For the period from February 2, 2000 (commencement of operations) to March 31, 2000.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Human Equity Fund                                                          7

--------------------------------------------------------------------------------
Statement of Changes in Net Assets       For the Period Ended March 31, 2000 (a)
(unaudited)
--------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $   14,441
   Net realized gain                                                         --
   Increase in net unrealized appreciation                              520,188
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               534,629
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --
--------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                 --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                   8,966,884
   Net asset value of shares issued for reinvestment of dividends            --
   Cost of shares reacquired                                                 --
--------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                8,966,884
--------------------------------------------------------------------------------
   Increase in Net Assets                                             9,501,513
NET ASSETS:
   Beginning of period                                                       --
--------------------------------------------------------------------------------
   End of period*                                                    $9,501,513
================================================================================
* Includes accumulated net investment income of:                        $14,441
================================================================================
(a) For the period from February 2, 2000 (commencement of operations) to March 31, 2000.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

The Humane Equity Fund ("Fund") is a separate diversified investment portfolio of SSB Citi Funds, Inc. ("Series"), a Maryland Corporation, registered under the Investment Com pa ny Act of 1940, as amend ed, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agen cies and obligations are valued at current quoted mean prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quo tations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are cal culated by using the specific iden tification method; (g) divi dends and dis tri butions to share holders are re corded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities de nomi nated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or ex pense amounts recorded and collected or paid are ad justed when reported by the custodian bank; (i) the Fund in tends to com ply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make dis tri bu tions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with in come tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assump tions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic en vi ron ment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is wholly owned by Citigroup Inc., acts as advisor to the Fund. Under the investment advisory agreement, the Fund pays a fee calculated at the annual rate of 0.65% of its average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), another subsidiary of SSBH, acts as administrator to the Fund. As compensation for its services the Fund pays SSBC a fee calculated at an annual rate of 0.10% of its average daily net assets. This fee is calculated daily and paid monthly. For the period ended March 31, 2000, SBAM waived all of its investment advisory fee and reimbursed expenses of $30,182.

In addition, The Humane Society of the United States ("HSUS"), acting as a consultant, assists SBAM in its determination of which investments meet the Fund's animal friendly criteria. SBAM from its investment advisory fee pays HSUS a fee of 0.07% of the Fund's average daily net assets. This fee will begin to accure


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         9

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

when the Fund's aggregate net assets equal or exceed $50 million.

CFBDS, Inc. acts as the Fund's distributor.

Salomon Smith Barney Inc. acts as the primary broker for its portfolio agency transactions. For the period ended March 31, 2000, SSB did not receive any brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays service and/or distribution fees cal culated at the annual rate of 0.25% of the average daily net assets.

3.    Investments

During the period ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $7,799,320
--------------------------------------------------------------------------------
Sales                                                                        --
================================================================================

At March 31, 2000, aggregate gross unrealized ap pre ci ation and depreciation of investments for Fed eral in come tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $ 759,278
Gross unrealized depreciation                                          (239,090)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $ 520,188
================================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual main tenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.    Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement in volves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segre gated account with its custodian, in which the Fund will maintain liquid securities equal in value to its obligations with respect to reverse repur chase agreements.

During the period ended March 31, 2000, the Fund did not enter into any reverse repurchase agreements.

6.    Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to re flect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At March 31, 2000, the Fund had no open futures contracts.

7.    Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exer cises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be de creased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund en ters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the period ended March 31, 2000, the Fund did not write any options.

8.    Shares of Capital Stock

At March 31, 2000, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                                              Period Ended
                                                             March 31, 2000*
================================================================================
Shares sold                                                      897,079
Shares reacquired                                                     --
--------------------------------------------------------------------------------
Net Increase                                                     897,079
================================================================================
*     For the period February 2, 2000 (commencement of operations) to March 31,
      2000.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        11

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the period ended March 31, 2000:

                                                                        2000(1)
================================================================================
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                                               0.02
  Net realized and unrealized gain                                       0.57
--------------------------------------------------------------------------------
Total Income From Operations                                             0.59
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                    --
--------------------------------------------------------------------------------
Total Distributions                                                        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.59
--------------------------------------------------------------------------------
Total Return++                                                           5.90%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                       $9,502
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)(3)                                                         1.45%
  Net investment income                                                  1.06
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     0%
================================================================================
(1) For the period February 2, 2000 (commencement of operations) to March 31, 2000 (unaudited).
(2) The Investment Advisor has waived all of its fees for the period ended March 31, 2000. In addition, the Investment Advisor reimbursed the Fund for expenses of $30,182 for the period ended April 30, 2000. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and actual annualized expense ratio would have been $0.05 and 4.32%, respectively.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.45%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


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12                                       2000 Semi-Annual Report to Shareholders

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Management of Fund
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Directors

Andrew L. Breech
Carol L. Colman
William R. Dill
Paul G. Irwin
Clifford M. Kirtland, Jr.
Robert W. Lawless
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President

Lewis E. Daidone
Executive Vice President and Treasurer

Charles P. Graves
Executive Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Advisor

Salomon Brothers Asset Management Inc

Distributor

CFBDS, Inc.

Custodian

PFPC Trust Company

Transfer Agent

Boston Financial Data Services Inc.
P.O. Box 9121
Boston, Massachusetts 02205-9121

This report is submitted for the general information of shareholders of The Humane Equity Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

The Humane Equity Fund
7 World Trade Center
New York, New York 10048


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The Humane Equity Fund

[THE HUMANE EQUITY FUND LOGO]

---------------------------
     Salomon Brothers
          Asset Management
---------------------------

Distributor: CFBDS, Inc., NASD member

1-877-552-5420

www.humanefund.com

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(c)2000 Salomon Brothers Asset Management Inc
All rights reserved.

42260    4/00    SAM0163